Exhibit 99.1

FOR IMMEDIATE RELEASE

Genesis HealthCare Contact:
Lori Mayer
Investor Relations
610-925-2000

GENESIS HEALTHCARE ANNOUNCES DELAY IN FORM 10-Q FILING

KENNETT SQUARE, PA – (May 15, 2006) –Genesis HealthCare Corporation (GHC or the Company) (NASDAQ:GHCI) announced today that it will delay the filing of its Form 10-Q for the quarter ended March 31, 2006 in order to reflect the consolidation of certain joint-venture arrangements in which it has an ownership interest and provides management services. This accounting treatment is in accordance with Financial Accounting Standards Board Interpretation No. 46 (R), “Consolidation of Variable Interest Entities” (FIN 46R).

On April 27, 2006, the Company announced that it would restate its historical consolidated financial statements for the fiscal years ended September 30, 2003, 2004 and 2005 to properly account for insurance losses on an undiscounted basis and to correct previously disclosed errors.

In connection with the Company’s restatement, an in-depth review was conducted which identified the consolidation issues under FIN 46R. In this regard, the Company was recently advised by KPMG LLP, the Company’s independent registered public accounting firm, that the Company’s interpretation of FIN 46R was not in accordance with generally accepted accounting principles. Upon re-examination of the joint-venture arrangements, the Company concluded that certain joint-ventures should be consolidated and has resolved to restate its previously issued consolidated financial statements to consolidate the financial statements of these entities while addressing the matters previously announced. Though the structures of these joint-ventures are virtually unchanged since the date of the Company’s spin-off and the prevailing accounting literature became effective for GHC January 1, 2003, the Company became aware of this matter in a time frame which did not permit for the timely filing of its Form 10-Q.

“The overall impact of consolidating these entities, for which GHC does not have a controlling voting interest, does not in any significant manner impact the financial condition, liquidity or underlying profitability of GHC. Furthermore, the consolidation of these entities has no impact on our previously provided earnings per share guidance,” stated Genesis Chief Financial Officer James V. McKeon. The Company expects that five entities, having approximately 300 skilled nursing facility beds and 300 assisted living units, will be consolidated. The following tables illustrate the estimated combined financial results and position of the entities subject to consolidation under FIN 46R:

GENESIS HEALTHCARE CORPORATION AND SUBSIDIARIES
ESTIMATED FINANCIAL IMPACT TO GHC FROM ENTITIES SUBJECT TO CONSOLIDATION
(IN THOUSANDS)

Three months ended
March 31, 2006

Net revenues	$8,517
EBITDA	1,458

Six months ended
March 31, 2006

Net revenues	$17,286
EBITDA	3,045

March 31, 2006

Working capital	$5,158
Property and equipment, net	36,191
Total assets	46,912
Total debt	40,361

September 30, 2005

Working capital	$4,973
Property and equipment, net	36,473
Total assets	47,525
Total debt	40,756

It should be noted that the debt of these entities is non-recourse to GHC and the primary obligor, in all instances, is the respective joint-venture entity.

The impact of consolidating these entities is not significant to GHC as demonstrated by the following table, which reflects GHC’s previously announced results through March 31, 2006 compared to the estimated results for the same periods assuming consolidation of the subject entities under FIN 46R:

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GENESIS HEALTHCARE CORPORATION AND SUBSIDIARIES
PREVIOUSLY ANNOUNCED RESULTS COMPARED TO ESTIMATED RESULTS
ADJUSTED FOR CONSOLIDATION OF JOINT VENTURES
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three months ended March 31, 2006

	Previously Announced (Non-GAAP)	Estimated Results Adjusted for Consolidation of JVs

Net revenues	$431,589	$440,106
EBITDA	34,157	35,615
EBITDA margin	7.9%	8.1%
Income from continuing operations	8,212	8,212
Net income	$8,085	$8,085

Per common share data:
Income from continuing operations (Diluted)	$0.42	$0.42
Net income (Diluted)	$0.42	$0.42

	Six months ended March 31, 2006

	Previously Announced (Non-GAAP)	Estimated Results Adjusted for Consolidation of JVs

Net revenues	$862,182	$879,468
EBITDA	73,034	76,079
EBITDA margin	8.5%	8.7%
Income from continuing operations	19,581	19,581
Net income	$19,569	$19,569

Per common share data:
Income from continuing operations (Diluted)	$1.00	$1.00
Net income (Diluted)	$1.00	$1.00

	March 31, 2006

	Previously Announced (Non-GAAP)	Estimated Results Adjusted for Consolidation of JVs

Property and equipment, net (including assets held for sale)	$802,642	$838,833
Total assets	1,375,345	1,422,257
Total debt	405,523	445,884
Shareholders' equity	$662,130	$662,130

Debt to total capitalization	38.0%	40.2%
Debt to Annualized EBITDA	2.78	2.93

	September 30, 2005

	Previously Announced (Non-GAAP)	Estimated Results Adjusted for Consolidation of JVs

Property and equipment, net (including assets held for sale)	$785,834	$822,307
Total assets	1,364,542	1,412,067
Total debt	410,170	450,926
Shareholders' equity	$647,914	$647,914
Debt to total capitalization	38.8%	41.0%

GHC is working diligently to consolidate the entities with its wholly-owned subsidiaries in order to file its Form 10-Q for the quarter ended March 31, 2006 within the next two weeks and to amend and restate its Form 10-K for the year ended September 30, 2005 as soon as possible.

About Genesis HealthCare Corporation

GHC is one of the nation's largest long-term care providers with over 200 skilled nursing centers and assisted living residences in 12 eastern states. GHC also supplies contract rehabilitation therapy to over 650 healthcare providers in 18 states and the District of Columbia.

Visit the Genesis website at www.genesishcc.com.

Statements made in this release, our website and in our other public filings and releases, which are not historical facts contain “forward-looking” statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “target,” “appears” and similar expressions. Such forward looking statements include, without limitation the closure or timing of proposed transactions, expected reimbursement rates, including RUGs changes, our net operating loss carryforwards, our 2006 effective tax rate, agency labor utilization, wage rates, debt repayments, share repurchases, provider tax assessments, changes in state Medicaid rates, our plans to improve the operating performance of our Rehabilitation services segment and progress to date, the extent and effectiveness of our facilities renovation program, levels of lease expense, interest expense, depreciation expense, capital spending, our anticipated results of operations for fiscal 2006 and the anticipated impact of the restatement of our historical financial statements. Factors that could cause actual results to differ materially include, but are not limited to, the following: changes in our estimates of the impact of the restatement, costs, changes in the reimbursement rates or methods of payment from Medicare or Medicaid, or the implementation of other measures to reduce reimbursement for our services; efforts of third party payors to control costs; the impact of federal and state regulations; changes in payor mix and payment methodologies; competition in our business; an increase in insurance costs and potential liability for losses not covered by, or in excess of, our insurance; competition for and availability of qualified staff in the healthcare industry; our ability to control operating costs, and generate sufficient cash flow to meet operational and financial requirements; and an economic downturn or changes in the laws affecting our business in those markets in which we operate. The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

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GENESIS HEALTHCARE CORPORATION AND SUBSIDIARIES
RECONCILIATION OF NET INCOME TO EBITDA
(IN THOUSANDS)

	Three months ended March 31, 2006

	Previously Announced (Non-GAAP)	Estimated Impact of JV's Subject to Consol.	Est. Results Adjusted for Consol. of JVs

Net income	$8,085	—	$8,085
Add back:
Loss from discontinued operations, net of taxes	127	—	127
Equity in net income of unconsolidated affiliates and minority interests	(303)	85	(218)
Income tax expense	5,525	6	5,531
Interest expense	5,623	887	6,510
Depreciation and amortization expense	15,100	480	15,580

EBITDA	$34,157	$1,458	$35,615

	Six months ended March 31, 2006

	Previously Announced (Non-GAAP)	Estimated Impact of JV's Subject to Consol.	Est. Results Adjusted for Consol. of JVs

Net income	$19,569	$—	$19,569
Add back:
Loss from discontinued operations, net of taxes	12	—	12
Equity in net income of unconsolidated affiliates and minority interests	(721)	299	(422)
Income tax expense	13,387	12	13,399
Interest expense	11,377	1,775	13,152
Depreciation and amortization expense	29,410	959	30,369

EBITDA	$73,034	$3,045	$76,079